Exhibit 99.B
EL PASO CORPORATION
Operating Statistics
Second Quarter 2006
Table of Contents

Page
Consolidated Statements of Income	2

Consolidated Operating Results
Consolidated Net Income	3
Segment Information	4

Business Segment Results

Pipelines
Earnings Before Interest Expense and Income Taxes	5
Throughput	6

Exploration and Production
Earnings Before Interest Expense and Income Taxes	7
Average Daily Volumes, Realized Prices and Costs Per Unit	8

Marketing and Trading
Earnings Before Interest Expense and Income Taxes	9
Operating Data	10

Power
Earnings Before Interest Expense and Income Taxes	11

Field Services
Earnings Before Interest Expense and Income Taxes	12

Corporate
Earnings Before Interest Expense and Income Taxes	13

Schedule of 2005 Significant Items	14

EL PASO CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per common share amounts)
(UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Operating revenues	$1,214	$1,169	$2,745	$2,257

Operating expenses
Cost of products and services	85	54	146	148
Operation and maintenance	385	385	719	796
Depreciation, depletion and amortization	278	284	550	553
Loss on long-lived assets	—	—	—	7
Taxes, other than income taxes	70	56	134	121

	818	779	1,549	1,625

Operating income	396	390	1,196	632

Equity earnings and other income	91	48	179	269

Earnings before interest expense, income taxes, and other charges	487	438	1,375	901

Interest and debt expense	332	333	680	676

Preferred interests of consolidated subsidiaries	—	3	—	9

Income before income taxes	155	102	695	216

Income taxes	2	35	167	36

Income from continuing operations	153	67	528	180

Discontinued operations, net of income taxes	(3)	(305)	(22)	(312)

Net income (loss)	150	(238)	506	(132)

Preferred stock dividends	9	8	19	8

Net income (loss) available to common stockholders	$141	$(246)	$487	$(140)

Earnings (losses) per common share
Basic
Income from continuing operations	$0.22	$0.09	$0.77	$0.27
Discontinued operations, net of income taxes	(0.01)	(0.47)	(0.03)	(0.49)

Net income (loss)	$0.21	$(0.38)	$0.74	$(0.22)

Diluted
Income from continuing operations	$0.21	$0.09	$0.73	$0.26
Discontinued operations, net of income taxes	—	(0.47)	(0.03)	(0.45)

Net income (loss)	$0.21	$(0.38)	$0.70	$(0.19)

Weighted average common shares outstanding
Basic	671	641	664	640

Diluted	732	643	732	699

Dividends declared per common share	$0.04	$0.04	$0.08	$0.08

EL PASO CORPORATION
CONSOLIDATED NET INCOME
(UNAUDITED)

	2006		2005				Year-to-Date
(In millions, except per common share amounts)	First	Second	First	Second	Third	Fourth	2006	2005

Operating revenues	$1,531	$1,214	$1,088	$1,169	$752	$961	$2,745	$2,257

Operating expenses
Cost of products and services	61	85	94	54	111	64	146	148
Operation and maintenance	334	385	411	385	454	782	719	796
Depreciation, depletion and amortization	272	278	269	284	270	277	550	553
Loss on long-lived assets	—	—	7	—	3	64	—	7
Taxes, other than income taxes	64	70	65	56	69	72	134	121

Total operating expenses	731	818	846	779	907	1,259	1,549	1,625

Operating income (loss)	800	396	242	390	(155)	(298)	1,196	632

Equity earnings and other income	88	91	221	48	63	249	179	269

Earnings (loss) before interest expense, income taxes and other charges	888	487	463	438	(92)	(49)	1,375	901

Interest and debt expense	348	332	343	333	337	341	680	676
Preferred interests of consolidated subsidiaries	—	—	6	3	—	—	—	9

Income (loss) before income taxes	540	155	114	102	(429)	(390)	695	216

Income taxes (benefit)	165	2	1	35	(136)	(151)	167	36

Income (loss) from continuing operations	375	153	113	67	(293)	(239)	528	180

Discontinued operations, net of income taxes	(19)	(3)	(7)	(305)	(19)	81	(22)	(312)
Cumulative effect of accounting changes, net of income taxes(1)	—	—	—	—	—	(4)	—	—

Consolidated net income (loss)	$356	$150	$106	$(238)	$(312)	$(162)	$506	$(132)

Preferred stock dividends	10	9	—	8	9	10	19	8

Net income (loss) available to common stockholders	$346	$141	$106	$(246)	$(321)	$(172)	$487	$(140)

Basic earnings (losses) per common share	$0.53	$0.21	$0.17	$(0.38)	$(0.50)	$(0.26)	$0.74	$(0.22)

Diluted earnings (losses) per common share	$0.49	$0.21	$0.17	$(0.38)	$(0.50)	$(0.26)	$0.70	$(0.19)

Basic average common shares outstanding	656	671	640	641	648	655	664	640

Diluted average common shares outstanding	724	732	642	643	648	655	732	699

(1)	$4 million in 2005 resulting from the adoption of FIN No. 47, Accounting for Conditional Asset Retirement Obligations.

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

	2006		2005				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2006	2005

Operating revenues
Pipelines	$837	$705	$768	$653	$646	$716	$1,542	$1,421
Exploration and Production	466	462	439	452	449	447	928	891
Marketing and Trading	205	18	(175)	(21)	(389)	(211)	223	(196)
Power	1	2	23	54	2	3	3	77
Field Services (1)	—	—	48	28	45	2	—	76
Corporate and eliminations	22	27	(15)	3	(1)	4	49	(12)

Consolidated total	1,531	1,214	1,088	1,169	752	961	2,745	2,257

Depreciation, depletion and amortization
Pipelines	115	115	111	108	108	110	230	219
Exploration and Production	146	156	146	157	153	156	302	303
Marketing and Trading	1	1	1	1	1	1	2	2
Power	—	1	1	—	1	—	1	1
Field Services (1)	—	—	1	1	1	—	—	2
Corporate	10	5	9	17	6	10	15	26

Consolidated total	272	278	269	284	270	277	550	553

Operating income (loss)
Pipelines	438	284	362	262	207	188	722	624
Exploration and Production	191	161	180	175	167	149	352	355
Marketing and Trading	200	8	(186)	(32)	(404)	(233)	208	(218)
Power	(15)	(17)	(25)	26	(20)	(44)	(32)	1
Field Services (1)	—	—	2	(5)	(26)	13	—	(3)
Corporate	(14)	(40)	(91)	(36)	(79)	(371)	(54)	(127)

Consolidated total	800	396	242	390	(155)	(298)	1,196	632

Earnings (loss) before interest expense and income taxes (EBIT)
Pipelines	478	335	412	309	272	233	813	721
Exploration and Production	199	163	183	176	169	168	362	359
Marketing and Trading	208	13	(185)	(30)	(398)	(224)	221	(215)
Power	3	10	(39)	(2)	(46)	(2)	13	(41)
Field Services (1)	—	—	182	(3)	(22)	128	—	179
Corporate	—	(34)	(90)	(12)	(67)	(352)	(34)	(102)

Consolidated total	$888	$487	$463	$438	$(92)	$(49)	$1,375	$901

(1)	By the end of 2005, we sold or transferred to other segments substantially all of our Field Services assets.

PIPELINES
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006		2005				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2006	2005

Operating revenues	$837	$705	$768	$653	$646	$716	$1,542	$1,421

Operating expenses
Operation and maintenance	242	263	259	246	288	336	505	505
Depreciation, depletion and amortization	115	115	111	108	108	110	230	219
(Gain) loss on long-lived assets	—	—	(7)	(3)	—	45	—	(10)
Taxes, other than income taxes	42	43	43	40	43	37	85	83

Total operating expenses	399	421	406	391	439	528	820	797

Operating income	438	284	362	262	207	188	722	624

Equity earnings and other income	40	51	50	47	65	45	91	97

Earnings before interest expense and income taxes (EBIT)	$478	$335	$412	$309	$272	$233	$813	$721

PIPELINES
THROUGHPUT
(Excludes Intrasegment Volumes)
(BBtu/d)

	2006		2005				Year-to-Date
	First	Second	First	Second	Third	Fourth	2006	2005

Tennessee Gas Pipeline	4,936	4,508	5,026	4,315	4,146	4,298	4,721	4,668
ANR Pipeline	4,527	3,521	4,947	3,686	3,705	4,074	4,021	4,313
Southern Natural Gas	2,151	2,064	2,243	1,735	2,005	1,955	2,107	1,988
El Paso Natural Gas (1)	4,094	4,093	4,055	4,089	4,332	4,374	4,093	4,071
Colorado Interstate Gas (2)	3,716	3,918	3,406	3,653	3,781	3,720	3,818	3,530
El Paso Gas Transmission Mexico, S. de R.L.	50	50	50	50	50	50	50	50

Total	19,474	18,154	19,727	17,528	18,019	18,471	18,810	18,620

Equity Investments (Ownership Percentage)
Citrus (50%)	892	1,103	952	959	1,080	840	998	956
Great Lakes (50%)	1,250	1,087	1,223	1,140	1,109	1,281	1,168	1,181
Samalayuca & Gloria a Dios (50%)	215	223	209	214	217	207	219	212
San Fernando (50%)	475	475	475	475	475	475	475	475

Total	2,832	2,888	2,859	2,788	2,881	2,803	2,860	2,824

Total throughput	22,306	21,042	22,586	20,316	20,900	21,274	21,670	21,444

(1)	Including Mojave Pipeline Company (MPC)

(2)	Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

EXPLORATION AND PRODUCTION
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006		2005				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2006	2005

Operating revenues
Natural gas	$366	$326	$353	$354	$354	$359	$692	$707
Oil, condensate and natural gas liquids (NGL)	90	118	85	96	105	85	208	181
Other (1)	10	18	1	2	(10)	3	28	3

Total operating revenues	466	462	439	452	449	447	928	891

Operating expenses
Depreciation, depletion and amortization	146	156	146	157	153	156	302	303
Production costs (2)	64	79	55	59	72	75	143	114
Cost of products and services (3)	22	22	13	12	11	11	44	25
General and administrative expenses	42	41	41	43	45	56	83	84
Restructuring costs	—	—	—	2	—	1	—	2

Taxes, other than production and income taxes	1	3	4	4	1	(1)	4	8

Total operating expenses	275	301	259	277	282	298	576	536

Operating income	191	161	180	175	167	149	352	355

Equity earnings and other income (4)	8	2	3	1	2	19	10	4

Earnings before interest expense and income taxes (EBIT)	$199	$163	$183	$176	$169	$168	$362	$359

(1)	Includes Brazil’s mark-to-market loss of $10 million in the third quarter of 2005.

(2)	Include lease operating costs and production related taxes (including ad valorem and severance taxes).

(3)	Includes transportation costs

(4)	Includes equity earnings from our investment in Four Star.

EXPLORATION AND PRODUCTION
AVERAGE DAILY VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2006		2005				Year-to-Date
	First	Second	First	Second	Third	Fourth	2006	2005

Natural Gas Sales Volumes from Continuing Operations (MMcf/d)
Onshore	297	303	226	267	288	290	300	246
Gulf of Mexico and South Louisiana	91	112	164	146	107	80	102	155
Texas Gulf Coast	164	155	186	182	164	166	160	184
International	26	19	48	40	42	41	22	44

Total Natural Gas Sales Volumes from Continuing Operations	578	589	624	635	601	577	584	629
Total Natural Gas Sales Volumes from Discontinued Operations (1)	—	—	5	1	—	—	—	3

Total Natural Gas Sales Volumes	578	589	629	636	601	577	584	632

Oil, Condensate and NGL Sales Volumes from Continuing Operations (MBbls/d)
Onshore	6	7	4	5	6	7	6	4
Gulf of Mexico and South Louisiana	7	9	11	12	9	5	8	11
Texas Gulf Coast	5	5	7	7	6	5	5	7
International	1	1	2	2	2	2	1	2

Total Oil, Condensate and NGL Sales Volumes from Continuing Operations	19	22	24	25	22	18	20	24
Total Oil, Condensate and NGL Sales Volumes from Discontinued Operations	—	—	—	—	—	—	—	—

Total Oil, Condensate and NGL Sales Volumes	19	22	24	25	22	18	20	24

Equivalent Sales Volumes from Continuing Operations (MMcfe/d)
Onshore	334	345	247	294	324	332	340	271
Gulf of Mexico and South Louisiana	133	165	232	218	161	107	149	225
Texas Gulf Coast	195	187	228	222	199	196	191	225
International	32	22	59	50	51	51	27	54

Total Equivalent Sales Volumes from Continuing Operations	694	719	766	784	736	686	707	775
Total Equivalent Sales Volumes from Discontinued Operations (1)	—	—	5	1	—	—	—	3

Total Equivalent Sales Volumes	694	719	771	785	736	686	707	778

Unconsolidated Affiliate Volumes (Four Star Investment)
Natural Gas (MMcf/d)	50	49	—	—	17	55	49	—
Oil, Condensate and NGL (MBbls/d)	3	3	—	—	1	3	3	—
Total Equivalent Sales Volumes (MMcfe/d)	71	66	—	—	23	73	68	—

Weighted Average Realized Prices (2)
Natural gas including hedges ($/Mcf)	$6.79	$5.86	$6.10	$5.96	$6.22	$6.55	$6.32	$6.03
Natural gas excluding hedges ($/Mcf)	$7.53	$6.12	$5.53	$6.18	$7.56	$10.33	$6.82	$5.86
Oil, condensate and NGL including hedges ($/Bbl)	$50.00	$59.84	$39.11	$41.80	$50.17	$50.27	$55.21	$40.49
Oil, condensate and NGL excluding hedges ($/Bbl)	$51.35	$59.84	$39.45	$42.48	$51.28	$51.63	$55.84	$41.01

Production cost ($/Mcfe)
Average lease operating cost	$0.73	$0.87	$0.61	$0.76	$0.74	$0.76	$0.81	$0.69
Average production taxes	$0.29	$0.33	$0.19	$0.07	$0.32	$0.42	$0.31	$0.13

Total production cost	$1.02	$1.20	$0.80	$0.83	$1.06	$1.18	$1.12	$0.82

Average general and administrative cost ($/Mcfe)	$0.67	$0.62	$0.59	$0.61	$0.65	$0.90	$0.64	$0.60
Unit of production depletion cost ($/Mcfe)	$2.20	$2.24	$2.00	$2.05	$2.11	$2.25	$2.22	$2.02

(1)	Includes Hungary

(2)	Prices are stated after transportation costs

MARKETING AND TRADING
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006		2005				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2006	2005

Gross margin and other revenue	$205	$18	$(175)	$(21)	$(389)	$(211)	$223	$(196)

Operating expenses
Operation and maintenance	3	9	10	9	14	21	12	19
Depreciation, depletion and amortization	1	1	1	1	1	1	2	2
Taxes, other than income taxes	1	—	—	1	—	—	1	1

Total operating expenses	5	10	11	11	15	22	15	22

Operating income (loss)	200	8	(186)	(32)	(404)	(233)	208	(218)

Other income	8	5	1	2	6	9	13	3

Earnings (loss) before interest expense and income taxes (EBIT)	$208	$13	$(185)	$(30)	$(398)	$(224)	$221	$(215)

MARKETING AND TRADING
OPERATING DATA

	2006		2005				Year-to-Date
($ in millions)	First	Second	First	Second	Third	Fourth	2006	2005

Price Risk Management Statistics
Forward Trading Book	$(540)	$(523)	$46	$36	$(270)	$(753)	$(523)	$36

Average VAR (1)	$11	$9	$11	$13	$21	$30	$10	$12

Physical Gas Delivery (BBtu/d)	1,186	1,124	1,534	1,597	1,564	1,185	1,161	1,566
Physical Power Sales (MMWh)	10,392	7,991	15,096	14,505	15,458	13,773	18,383	29,601
Financial Settlements (BBtue/d)	5,759	5,517	8,081	7,595	6,810	6,716	5,637	7,836

Analysis of Price Risk Management Activities and Forward Book

Trading Portfolio Value at Risk (VAR) (1)
One Day VAR-95% Confidence Level at 6/30/06	$8
Average VAR-95% Confidence Level during 2006	$10
High VAR-95% Confidence Level during 2006	$14
Low VAR-95% Confidence Level during 2006	$7

	June 30, 2006
	Forward	Return of Cash	Total Cash
	Trading Book	Collateral (2)	Expectations (3)

Risk Management Assets and Liabilities
Mark to Market Value and Cash Liquidation
2006	$(15)	$57	$42
2007	(114)	(15)	(129)
2008	(53)	(52)	(105)
2009	(53)	(35)	(88)
2010	(52)	(27)	(79)
Remainder	(236)	29	(207)

Total	$(523)	$(43)	$(566)

(1)	VAR was calculated using the historical simulation methodology at a 95% confidence level and includes all MtM based trading contracts except for those trading contracts that relate to our E&P segment’s forecasted sales volumes.

(2)	Return of cash collateral includes margin posted against our production hedge payables that are included in Exploration and Production segment’s non-trading book.

(3)	Estimated discounted value of our expected settlements of accrual positions through 2028, assuming a reasonable utilization of transportation and storage capacity, was $(463) million at June 30, 2006.

POWER
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006		2005				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2006	2005

Gross margin and other revenue	$—	$—	$10	$52	$1	$—	$—	$62

Operating expenses
Operation and maintenance	14	16	20	25	19	25	30	45
Depreciation, depletion and amortization	—	1	1	—	1	—	1	1
Loss on long-lived assets	—	—	13	1	—	19	—	14
Taxes, other than income taxes	1	—	1	—	1	—	1	1

Total operating expenses	15	17	35	26	21	44	32	61

Operating income (loss)	(15)	(17)	(25)	26	(20)	(44)	(32)	1

Equity earnings and other income (expense)	18	27	(14)	(28)	(26)	42	45	(42)

Earnings (loss) before interest expense and income taxes (EBIT)	$3	$10	$(39)	$(2)	$(46)	$(2)	$13	$(41)

EBIT by Region:
Domestic power	$(6)	$(3)	$12	$44	$(161)	$(9)	$(9)	$56
International power	10	16	(30)	(37)	122	(11)	26	(67)
Power G&A	(1)	(3)	(21)	(9)	(7)	18	(4)	(30)

Total Power	$3	$10	$(39)	$(2)	$(46)	$(2)	$13	$(41)

Discontinued operations — EBIT	$(15)	$4	$(11)	$(379)	$5	$(121)	$(11)	$(390)

FIELD SERVICES (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2005				Year-to-Date
(In millions)	First	Second	Third	Fourth	2005

Gross Margin	$3	$7	$7	$8	$10

Operating expenses
Operation and maintenance	(1)	4	29	(5)	3
Depreciation, depletion and amortization	1	1	1	—	2
Loss on long-lived assets	1	6	3	—	7
Taxes, other than income taxes	—	1	—	—	1

Total operating expenses	1	12	33	(5)	13

Operating income (loss)	2	(5)	(26)	13	(3)

Equity earnings and other income	180	2	4	115	182

Earnings (loss) before interest expense and income taxes (EBIT)	$182	$(3)	$(22)	$128	$179

Discontinued operations — EBIT	$9	$11	$9	$393	$20

(1)	By the end of 2005, we sold or transferred to other segments substantially all of our Field Services assets; therefore, Field Services is not reported as a segment in 2006.

CORPORATE (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2006		2005				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2006	2005

Gross margin and other revenue	$9	$8	$18	$16	$8	$11	$17	$34

Operating expenses
Operation and maintenance	12	41	95	34	80	362	53	129
Depreciation, depletion and amortization	10	5	9	17	6	10	15	26
Gain on long-lived assets	—	—	—	(4)	—	—	—	(4)
Taxes, other than income taxes	1	2	5	5	1	10	3	10

Total operating expenses	23	48	109	52	87	382	71	161

Operating loss	(14)	(40)	(91)	(36)	(79)	(371)	(54)	(127)

Equity earnings and other income	14	6	1	24	12	19	20	25

Earnings (loss) before interest expense and income taxes (EBIT)	$—	$(34)	$(90)	$(12)	$(67)	$(352)	$(34)	$(102)

EBIT by Business Unit:
Telecom	$2	$1	$—	$8	$(2)	$2	$3	$8
Corporate	(2)	(35)	(90)	(20)	(65)	(354)	(37)	(110)

Total EBIT	$—	$(34)	$(90)	$(12)	$(67)	$(352)	$(34)	$(102)

(1)	Includes our corporate businesses, our telecommunications business and residual assets and liabilities of previously sold or discontinued businesses.

EL PASO CORPORATION
SCHEDULE OF 2005 SIGNIFICANT ITEMS (1)
(UNAUDITED)

	2005				Year-to-Date
(In millions)	First	Second	Third	Fourth	2005

Restructuring costs
Employee severance, retention and transition costs	$1	$2	$—	$1	$3
Facility closures	—	27	—	—	27

Total restructuring costs	1	29	—	1	30

Impairments and net (gain) loss on sale of long-lived assets
Long-lived assets impairment	14	6	3	50	20
Long-lived assets net (gain) loss on sales	—	(5)	—	14	(5)

Total (gain) loss on long-lived assets	14	1	3	64	15

Impairments and net (gain) loss on sale of investments
Equity investments impairment	85	88	159	15	173
Equity investments net (gain) loss on sales	(204)	(1)	(110)	(113)	(205)
Cost basis investments impairment and gain on sales	—	—	—	(40)	—

Total (gain) loss on investments	(119)	87	49	(138)	(32)

Western Energy Settlement	59	—	—	—	59
Gas supply contract termination	—	—	28	—	—

Total 2005 Significant Items impacting EBIT	$(45)	$117	$80	$(73)	$72

Significant Items impacting EBIT by segment:
Pipelines	$—	$(2)	$(1)	$46	$(2)
Exploration and Production	—	2	—	1	2
Power	74	89	50	(8)	163
Field Services	(179)	6	31	(112)	(173)
Corporate	60	22	—	—	82

Total 2005 Significant Items impacting EBIT	$(45)	$117	$80	$(73)	$72

(1)	Beginning with the first quarter of 2006, we are no longer reporting significant items in the Operating Statistics.